UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 12, 2004

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

30 South Wacker Drive

Chicago, Illinois 60606

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Required FD Disclosure.

On January 12, 2004, Chicago Mercantile Exchange Holdings Inc. issued a press release regarding the acquisition of Liquidity Direct Technology, LLC, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
Registrant
Date: January 12, 2004
	By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin
Managing Director, General Counsel & Corporate Secretary